Exhibit 99.2

1 Acquisition of SL Power – Supplementary Information APRIL 4, 2022

2 Statements in this presentation regarding the proposed transaction among Advanced Energy, SL Power Electronics and Steel Partners Holdings L.P., the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, and any other statements about Advanced Energy’s future expectations, beliefs, goals, plans, aspirations or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "will," "projects," "intends," "believes," "plans," "anticipates," "expects," "estimates," "forecasts," "continues" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: (1) the ability to consummate the transaction; (2) risks that the conditions to the closing of the transaction are not satisfied; (3) litigation relating to the transaction; (4) the ability of Advanced Energy to successfully integrate SL Power Electronics' operations and employees; (5) unexpected costs, charges or expenses resulting from the transaction; (6) risks that the proposed transaction disrupts the current plans and operations of Advanced Energy and SL Power Electronics; (7) the ability to realize the projected revenue, addressable market, synergy, earnings, EPS, margin expansion, cost savings and de-levering estimates and goals as described in the investor presentation; (8) competition from larger and more established companies in SL Power Electronics’ markets; (9) Advanced Energy’ s ability to successfully grow SL Power Electronics’ business; (10) potential adverse reactions (including customer reaction) or changes to business relationships resulting from the announcement or completion of the transaction; (11) the retention of key employees; and (12) legislative, regulatory, tariff and economic developments, including changing business conditions in the medical and industrial power supply industry overall and the economy in general, as well as financial performance and expectations of Advanced Energy’s and SL Power Electronics’ existing and prospective customers, and the other factors described in Advanced Energy’s Annual Report on Form 10-K for the year ended December 31, 2021 and its most recent quarterly report filed with the SEC. Advanced Energy disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation. SAFE HARBOR Copyright © 2022 Advanced Energy

3 AT A GLANCE: SL POWER ELECTRONICS Copyright © 2022 Advanced Energy • Leading supplier of power conversion products for medical and advanced industrial applications • Trusted partner for providing customized solutions to leading medical equipment OEMs • Years of experience in mission-critical applications EXPANDS AE SAM BY > $0.4B(1) FOCUSED ON MEDICAL DIVERSE CUSTOMER BASE HIGHLIGHTS Top 10 Others Revenue Mix by Customer (2) 2021 REVENUE $66 million PRODUCT FAMILIES >20 YEARS IN BUSINESS 60 NO. OF SITES 5 EMPLOYEES 543 60 Medical Industrial Semi Revenue Mix by Market(2) Medical Power Specialty Lighting Advanced Industrial (1) Company estimates; incremental to previously disclosed AE SAM of $9.0B (2) Mix based on 3-year average from fiscal 2019 to 2021

4 SL POWER ACQUISITION BENEFITS AND DETAILS STRATEGIC BENEFITS • Expands AE’s addressable market in industrial and medical power supplies by > $400 million • Complements AE’s medical portfolio with low operating power, low emission (EMI/EMC), medical-grade power supplies • Broadens AE’s reach in advanced industrial applications, including specialty lighting and test and measurement • Delivers significant potential revenue and cost synergies by cross selling and integration into AE’s operations • Enhances AE’s core competency in power conversion technologies • Expected to be Non-GAAP earnings accretive in Year 1 and non-GAAP margin accretive after full integration(1) TRANSACTION DETAILS (1) Refer to the non-GAAP measure statement in the following page for detailed explanations of non-GAAP financials Copyright © 2022 Advanced Energy • Total purchase price of $144.5 million, subject to customary adjustments • All cash transaction, using available cash from balance sheet • 2021 non-GAAP operating margin structure similar to AE • Expect operating synergies ~$4M within 2 years • Non-GAAP EPS(1) accretive in Year 1 • Post synergy ROIC at > 10% • Expect to close within Q2 2022 • Subject to customary closing conditions Total Consideration Profitability Meeting Return Criteria Timing and Approval

5 Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as discontinued operations, and non-recurring items such as acquisition-related costs and restructuring expenses. Beginning in the second quarter of 2020, Advanced Energy’s non-GAAP measures exclude non-cash unrealized foreign currency gains or losses that result from remeasurement to functional currency long-term obligations related to pension and operating lease liabilities as the remeasurement does not represent current economic exposure and is unrelated to our overall operating performance. These long-term obligations were acquired in connection with the Artesyn acquisition and the company previously used derivatives to hedge the exposure; however, the company has determined it will no longer hedge these non-economic exposures. The tax effect of our non-GAAP adjustments represents the anticipated annual tax rate applied to each non-GAAP adjustment after consideration of their respective book and tax treatments. The non-GAAP measures included in this presentation are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges, non-economic foreign currency remeasurements, and other cash charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends, and evaluate financial impacts of various scenarios. In addition, management’s incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. NON-GAAP MEASURES Copyright © 2022 Advanced Energy